Exhibit 99.8

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-E

KEY PERFORMANCE FACTORS
November 30, 1997



        Expected B Maturity                         09/16/2002


        Blended Coupon                               5.9423%



        Excess Protection Level
          3 Month Average  4.96%
          November, 1997  4.86%
          October, 1997  5.29%
          September, 1997  4.75%


        Cash Yield                                  17.42%


        Investor Charge Offs                        5.01%


        Base Rate                                   7.55%


        Over 35 Day Delinquency                     4.98%


        Seller's Interest                           11.93%


        Total Payment Rate                          12.41%


        Total Principal Balance                     $31,670,462,473.51


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $3,779,127,955.02